UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FORWARD AIR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FORWARD AIR CORPORATION
ATTN: LEGAL DEPARTMENT
1915 SNAPPS FERRY ROAD, BUILDING N
GREENEVILLE, TN 37745

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 2, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 29, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 2, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 29, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V52005-Z87463 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FORWARD AIR CORPORATION

The Board of Directors recommends you vote FOR ALL on proposal 2.

	For All	Withhold All	For All Except
2. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ana B. Amicarella
02) Charles L. Anderson
03) Valerie A. Bonebrake
04) Dale W. Boyles
05) R. Craig Carlock
06) Robert L. Edwards, Jr.
07) Christine M. Gorjanc
08) Michael B. Hodge
09) George S. Mayes, Jr.
10) Javier Polit
11) Shawn Stewart
12) Laurie A. Tucker

The Board of Directors recommends you vote FOR proposals 1, 3, 4 and 5.

		For	Against	Abstain
1.	To approve, in accordance with Nasdaq Listing Rule 5635(a), (i) the issuance of shares of common stock upon the conversion of the outstanding Series C Preferred Units that were issued in connection with the Omni Acquisition and (ii) the issuance of fractional units of Series B Preferred Stock upon the conversion of Opco Series C-2 Preferred Units that were issued in connection with the Omni Acquisition into Opco Class B Units, and the issuance of common stock upon the exchange of such fractional units of Series B Preferred Stock (together with the corresponding Opco Class B Units).	☐	☐	☐
3.	To approve the amendment to the 2016 Omnibus Incentive Compensation Plan to increase the number of shares of common stock authorized for issuance thereunder.	☐	☐	☐
4.	To approve, on a non-binding, advisory basis, the compensation of the named executive officers (the "say on pay vote").	☐	☐	☐
5.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the 2024 fiscal year.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V52006-Z87463 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. PROXY FORWARD AIR CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FORWARD AIR CORPORATION The undersigned, having received the Notice of Annual Meeting of Shareholders and Proxy Statement, hereby appoints Michael L. Hance and George S. Mayes, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of common stock of Forward Air Corporation owned of record by the undersigned on all matters which may come before the 2024 Annual Meeting of Shareholders to be held on June 3, 2024, at 1:00 p.m., EDT, and any adjournments thereof, unless otherwise specified herein. The proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve, or for good cause will not serve, on matters which the Board of Directors does not know a reasonable time before making the proxy solicitation, will be presented at the meeting and on other matters, which may properly come before the 2024 Annual Meeting and any adjournments thereof. You are encouraged to specify your choice by marking the appropriate box (see reverse side), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote these shares unless you sign and return this card. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” Proposals 1, 3, 4 and 5 and “FOR” each of the director nominees in Proposal 2. Continued and to be signed on reverse side